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                            THE MARQUEE GROUP, INC.

                                CREDIT AGREEMENT

                                Amendment No. 2

         This Amendment, dated as of August 31, 1998 (this "Second Amendment"), is among The Marquee Group, Inc., a Delaware corporation (the "Company"), its subsidiaries set forth on the signature pages hereof (the "Subsidiaries") and BankBoston, N.A., as Agent for the Lenders under the Credit Agreement (as defined below). The parties agree as follows:

         1. Credit Agreement; Definitions. This Second Amendment amends the Credit Agreement dated as of July 31, 1998 among the parties hereto and the Lenders (as heretofore amended and in effect prior to giving effect to this Second Amendment, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), the Credit Agreement is amended as follows:

              2.1. Amendment of Recitals. The Recitals of the Credit Agreement are amended by substituting "(pound)3,100,000" for "(pound)1,600,000".

              2.2. Amendment of Section 2.2.1. Section 2.2.1 of the Credit Agreement is amended by substituting "(pound)3,100,000" for "(pound)1,600,000".

         3. Representation and Warranty. In order to induce the Agent to enter into this Second Amendment, each of the Company and the Subsidiaries jointly and severally represents and warrants that, after giving effect to this Second Amendment, no Default exists.

         4. Conditions. The effectiveness of this Second Amendment shall be subject to the satisfaction of the following conditions:

              4.1. Legal Opinion. On the Amendment Date, the Agent shall have received from Bird & Bird, special counsel for the Company and its Subsidiaries, their opinion with respect to the English Borrower required by Section 5.3.4 of the Amended Credit Agreement, which opinion shall be in form and substance satisfactory to the Agent.

                  4.2. Payment of Agent's Legal Expenses. The Company shall have paid the reasonable legal fees and expenses of the Agent with respect to this Second Amendment and the transactions contemplated hereby.

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              4.3. Proper Proceedings. This Second Amendment, each other Credit
         Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Agent shall have received copies of all documents, including certificates, records of corporate and partnership proceedings and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, partnership or governmental authorities.

         5. Covenants. The English Borrower covenants that within 30 days of the Amendment Date:

              5.1. Perfection of Security. The English Borrower shall duly authorize, execute, acknowledge, deliver, file, register and record such security agreements, notices, transfer powers and other instruments as the Agent may request in order to perfect the security interests and encumbrances purported or required in connection with the acquisition by the English Borrower of Park Associates Limited and of the business to be acquired with the proceeds of the increase in the English Loan contemplated by this Second Amendment.

              5.2. Amendment to Articles of Association of Park Associates Limited. The English Borrower shall amend the Articles of Association of Park Associates Limited so as to delete Article 10 thereof.

         6. Further Assurances. Each of the English Borrower and the Company and its other Subsidiaries will, promptly upon the request of the Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Second Amendment.

         7. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Second Amendment, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Second Amendment and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Second Amendment

                                      -2-
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shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.




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         Each of the undersigned has caused this Second Amendment to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.


                                    THE MARQUEE GROUP, INC.


                                    By /s/ Jan E. Chason
                                      ---------------------------------------
                                      Jan E. Chason
                                      Chief Financial Officer


                                    MARQUEE GROUP (UK) LIMITED
                                    ATHLETES AND ARTISTS, INC.
                                    SPORTS MARKETING AND TELEVISION
                                      INTERNATIONAL, INC.
                                    QBQ ENTERTAINMENT, INC.
                                    PROSERV, INC.
                                    PROSERV UK, INC.
                                    MARQUEE ALPHABET CITY RECORDS, INC.


                                    By /s/ Jan E. Chason
                                      ---------------------------------------
                                      As Chief Financial Officer of each
                                      of the foregoing corporations


                                    BANKBOSTON, N.A.,
                                       as Agent under the Credit Agreement


                                    By Daniel Kortick
                                      ---------------------------------------
                                      Title:


                                            Amendment No. 2 to Credit Agreement